UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 14, 2022

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2022, SSR Mining Inc. (the “Company”) issued a news release announcing the restructuring of the Chief Operating Officer role into two Executive Vice President positions, with one focused on Growth and Innovation and the second focused on Operations and Sustainability. In connection with the restructuring of the Chief Operating Officer role, on November 11, 2022, the Company issued a news release announcing that William (Bill) MacNevin, age [__], has been appointed as Executive Vice President, Operations and Sustainability, effective as of January 1, 2023.

Mr. MacNevin has over 35 years of international experience in the mining industry, having held senior operational roles across Placer Dome, Newmont, and most recently, Barrick Gold. Mr. MacNevin’s career in precious metals began at Placer Dome in 1988, and he progressed through increasingly senior positions with Placer Dome and later Barrick Gold before joining Newmont in 2009. He returned to Barrick Gold in 2013, acting as General Manager at Lumwana, followed by his appointment to the role of CEO of Barrick Gold Nevada. Before beginning his most recent role as Processing and Engineering Lead in 2019, he worked as the Executive General Manager of the Pueblo Viejo Joint Venture.

The Company expects to enter into an employment agreement with Mr. MacNevin setting forth the terms of his employment, compensation and other customary matters. The Company will file an amendment to this Current Report on Form 8-K within four business days after execution of the agreement to provide disclosure of the material terms of such arrangements.

Mr. MacNevin is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. MacNevin and any director, executive officer or person nominated or chosen by the Company to become a director or officer of the Company. There are no arrangements or understandings between Mr. MacNevin and any person, including any officer or director of the Company, pursuant to which Mr. MacNevin was selected to serve as Executive Vice President, Operations and Sustainability.

A copy of the news release announcing Mr. MacNevin’s appointment is filed as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release, dated November 11, 2022, announcing appointment of Bill MacNevin as Executive Vice President, Operations and Sustainability.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: November 14, 2022